UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 19, 2007

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	06-1493538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, CT	06831
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (203) 622-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of a press release issued by United Rentals, Inc. (the “Company”) on November 26, 2007 announcing the revised pricing for the previously announced debt tender offers and consent solicitations (collectively, the “Offers”) being made by United Rentals (North America), Inc., the Company’s wholly owned subsidiary (“URNA”), for certain of URNA’s outstanding debt securities. The terms and conditions of the Offers are described in the Offer to Purchase and Consent Solicitation Statement and related Consent and Letter of Transmittal, dated October 16, 2007. The Offers are being made in connection with the Agreement and Plan of Merger, dated as of July 22, 2007 (the “Merger Agreement”), by and among RAM Holdings, Inc., RAM Acquisition Corp. (collectively, “RAM”) and the Company.

As previously disclosed, the Company commenced litigation against the RAM entities, which litigation was commenced through the filing of a complaint in the Court of Chancery of the State of Delaware on November 19, 2007 (the “complaint”), seeking specific performance of RAM’s obligation to consummate the previously announced merger in accordance with the terms of the Merger Agreement. The debt and equity commitment letters that are referred to in the complaint, and which were received by RAM Holdings, Inc. in connection with its entrance into the Merger Agreement and were described in the Company’s Proxy Statement dated and filed with the Securities and Exchange Commission on September 19, 2007, are attached hereto as Exhibits 99.2 and 99.3, respectively.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release, dated November 26, 2007, of United Rentals, Inc.
Exhibit 99.2	Debt Commitment Letter, dated July 22, 2007, by and among RAM Holdings, Inc. and the lenders party thereto (without Annexes other than Annex IV).
Exhibit 99.3	Equity Commitment Letter, dated July 22, 2007, by and between RAM Holdings, Inc. and Cerberus Capital Management, L.P.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2007	UNITED RENTALS, INC.

	By:	/s/ Roger E. Schwed

Name: Roger E. Schwed
Title: General Counsel

UNITED RENTALS (NORTH AMERICA), INC.

	By:	/s/ Roger E. Schwed

Name: Roger E. Schwed
Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release, dated November 26, 2007, of United Rentals, Inc.
Exhibit 99.2	Debt Commitment Letter, dated July 22, 2007, by and among RAM Holdings, Inc. and the lenders party thereto (without Annexes other than Annex IV).
Exhibit 99.3	Equity Commitment Letter, dated July 22, 2007, by and between RAM Holdings, Inc. and Cerberus Capital Management, L.P.